UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2004

AIRGATE PCS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	027455 (Commission File Number)	58-2422929 (IRS Employer Identification Number)

Harris Tower, 233 Peachtree Street N.E., Suite 1700 Atlanta, Georgia	30303

(Address of principal executive offices)	(Zip Code)

(404) 525-7272

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

     Pursuant to Rule 135c under the Securities Act of 1933, AirGate PCS, Inc., a Delaware corporation, issued a press release on January 14, 2004 announcing that it had commenced an exchange offer to exchange newly-issued shares of its common stock and newly-issued secured notes for its outstanding discount notes. For information regarding the transaction, reference is made to the press release dated January 14, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGATE PCS, INC. (Registrant)

Date: January 14, 2004	By: Name: Title:	/s/ William H. Seippel William H. Seippel Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 14, 2004.